FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, A. Desmarais, a member of the Board of Directors of First Great-West Life & Annuity Insurance Company, a New York corporation, do hereby constitute and appoint R.G. Schultz and G.R. Derback, and each of them, as my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities to execute registration statements of Variable Annuity-1 Series Account of First Great-West Life & Annuity Insurance Company on Form N-4 (File No. 333-25289), or any successor form of registration statement of the Securities and Exchange Commission, filed under the Securities Act of 1933 and/or the Investment Company Act of 1940 and any and all amendments thereto, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney in fact and agent or his substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of April, 2007.

/s/ A. Desmarais
A. Desmarais

Member, Board of Directors

First Great-West Life & Annuity Insurance Company

Witness:

/s/ Hugette Menard

Name: Hugette Menard

FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, M.A. Alazraki, a member of the Board of Directors of First Great-West Life & Annuity Insurance Company, a New York corporation, do hereby constitute and appoint R.G. Schultz and G.R. Derback, and each of them, as my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities to execute registration statements of Variable Annuity-1 Series Account of First Great-West Life & Annuity Insurance Company on Form N-4 (File No. 333-25289), or any successor form of registration statement of the Securities and Exchange Commission, filed under the Securities Act of 1933 and/or the Investment Company Act of 1940 and any and all amendments thereto, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney in fact and agent or his substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 12th day of April, 2007.

/s/ M.D. Alazraki
M.D. Alazraki

Member, Board of Directors

First Great-West Life & Annuity Insurance Company

Witness:

/s/ Diane Camus

Name: Diane Camus

FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, J. Balog, a member of the Board of Directors of First Great-West Life & Annuity Insurance Company, a New York corporation, do hereby constitute and appoint R.G. Schultz and G.R. Derback, and each of them, as my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities to execute registration statements of Variable Annuity-1 Series Account of First Great-West Life & Annuity Insurance Company on Form N-4 (File No. 333-25289), or any successor form of registration statement of the Securities and Exchange Commission, filed under the Securities Act of 1933 and/or the Investment Company Act of 1940 and any and all amendments thereto, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney in fact and agent or his substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of April, 2007.

/s/ J. Balog
J. Balog

Member, Board of Directors

First Great-West Life & Annuity Insurance Company

Witness:

/s/ Alvina B. Balog

Name: Alvina B. Balog

FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, O.T. Dackow, a member of the Board of Directors of First Great-West Life & Annuity Insurance Company, a New York corporation, do hereby constitute and appoint R.G. Schultz and G.R. Derback, and each of them, as my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities to execute registration statements of Variable Annuity-1 Series Account of First Great-West Life & Annuity Insurance Company on Form N-4 (File No. 333-25289), or any successor form of registration statement of the Securities and Exchange Commission, filed under the Securities Act of 1933 and/or the Investment Company Act of 1940 and any and all amendments thereto, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney in fact and agent or his substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of April, 2007.

/s/ O.T. Dackow
O.T. Dackow

Member, Board of Directors

First Great-West Life & Annuity Insurance Company

Witness:

/s/ Ryan L. Logsdon
Name:	Ryan L. Logsdon

FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, R. Gratton, a member of the Board of Directors of First Great-West Life & Annuity Insurance Company, a New York corporation, do hereby constitute and appoint R.G. Schultz and G.R. Derback, and each of them, as my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities to execute registration statements of Variable Annuity-1 Series Account of First Great-West Life & Annuity Insurance Company on Form N-4 (File No. 333-25289), or any successor form of registration statement of the Securities and Exchange Commission, filed under the Securities Act of 1933 and/or the Investment Company Act of 1940 and any and all amendments thereto, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney in fact and agent or his substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 12th day of April, 2007.

/s/ R. Gratton
R. Gratton

Member, Board of Directors

First Great-West Life & Annuity Insurance Company

Witness:

/s/ Nicole Barolet
Name:	Nicole Barolet

FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, P. Desmarais, Jr., a member of the Board of Directors of First Great-West Life & Annuity Insurance Company, a New York corporation, do hereby constitute and appoint R.G. Schultz and G.R. Derback, and each of them, as my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities to execute registration statements of Variable Annuity-1 Series Account of First Great-West Life & Annuity Insurance Company on Form N-4 (File No. 333-25289), or any successor form of registration statement of the Securities and Exchange Commission, filed under the Securities Act of 1933 and/or the Investment Company Act of 1940 and any and all amendments thereto, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney in fact and agent or his substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 11th day of April, 2007.

/s/ P. Desmarais, Jr.
P. Desmarais, Jr.

Member, Board of Directors

First Great-West Life & Annuity Insurance Company

Witness:

/s/ Lucie Filteau
Name:	Lucie Filteau

FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, B.E. Walsh, a member of the Board of Directors of First Great-West Life & Annuity Insurance Company, a New York corporation, do hereby constitute and appoint R.G. Schultz and G.R. Derback, and each of them, as my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities to execute registration statements of Variable Annuity-1 Series Account of First Great-West Life & Annuity Insurance Company on Form N-4 (File No. 333-25289), or any successor form of registration statement of the Securities and Exchange Commission, filed under the Securities Act of 1933 and/or the Investment Company Act of 1940 and any and all amendments thereto, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney in fact and agent or his substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 12th day of April, 2007.

/s/ B.E. Walsh
B.E. Walsh

Member, Board of Directors

First Great-West Life & Annuity Insurance Company

Witness:

/s/ Diana Mathewson

Name: Diana Mathewson

FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, S.Z. Katz, a member of the Board of Directors of First Great-West Life & Annuity Insurance Company, a New York corporation, do hereby constitute and appoint R.G. Schultz and G.R. Derback, and each of them, as my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities to execute registration statements of Variable Annuity-1 Series Account of First Great-West Life & Annuity Insurance Company on Form N-4 (File No. 333-25289), or any successor form of registration statement of the Securities and Exchange Commission, filed under the Securities Act of 1933 and/or the Investment Company Act of 1940 and any and all amendments thereto, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney in fact and agent or his substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of April, 2007.

/s/ S.Z. Katz
S.Z. Katz

Member, Board of Directors

First Great-West Life & Annuity Insurance Company

Witness:

/s/ Regina Serico

Name: Regina Serico